                                            Registration No._________________

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                SYNOPSYS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                                                  56-1546236
--------------------------------------                ----------------------------------
(State or other jurisdiction                         (I.R.S. employer identification no.)
of incorporation or organization)

                           700 East Middlefield Road
                          Mountain View, CA 94043-4033
              ---------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                        INDIVIDUAL OPTIONS GRANTED UNDER
            THE EPIC DESIGN TECHNOLOGY, INC. 1990 STOCK OPTION PLAN,
         THE EPIC DESIGN TECHNOLOGY, INC. 1994 DIRECTOR OPTION PLAN AND
  THE CIDA TECHNOLOGY 1995 EQUITY INCENTIVE PLAN AND ASSUMED BY SYNOPSYS, INC.
  ----------------------------------------------------------------------------
                            (Full title of the plan)

                                Aart J. de Geus
                     President and Chief Executive Officer
                                 Synopsys, Inc.
                           700 East Middlefield Road
                          Mountain View, CA 94043-4033
                    --------------------------------------
                    (Name and address of agent for service)

Telephone number, including area code, of agent for service:  415/962-5000

This registration statement, including all exhibits and attachments, contains 9 pages. The exhibit index may be found on page 7 of the consecutively numbered pages of the registration statement.

This registration statement shall hereafter become effective in accordance with Rule 462 promulgated under the Securities Act of 1933, as amended.

--------------------------------------------------------------------------
                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------

                                               Proposed             Proposed
Title of                                       maximum              maximum
securities             Amount                  offering             aggregate                Amount of
to be                  to be                   price per            offering                 registration
registered(1)          registered              share                price                    fee
---------------------------------------------------------------------------------------------------------
EPIC Design Technology, Inc. 1990 Stock Option Plan
---------------------------------------------------
Common Stock            1,482,717            $17.86             $26,481,325.62              $8,024.64
Par Value $0.01
EPIC Design Technology, Inc. 1994 Director Option Plan
------------------------------------------------------
Common Stock               19,334            $31.93                $617,334.62                $187.07
Par Value $0.01
CIDA Technology 1995 Equity Incentive Plan
------------------------------------------
Common Stock               72,751            $1.59                 $115,674.09                 $35.05
                       ----------                              ---------------             ----------
Par Value $0.01

TOTAL                   1,574,802                               $27,214,334.33              $8,246.76

                    ----------------------------------------
                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

         Synopsys, Inc. (the "Company") hereby incorporates by reference in this registration statement the following documents:

         (a) The Company's latest prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act") containing audited financial statements for the Company's latest fiscal year. The prospectus is included in the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on February 5, 1997 (File No. 333-21129).





________________________

                (1) The securities to be registered are shares of Common Stock, par value $0.01, of the Company issuable under options granted under the specified equity compensation plan, which have been assumed by the Company, and include the options to acquire such Common Stock. The offering price is estimated pursuant to Rule 457 solely for purposes of calculating the registration fee and is computed on the basis of the average exercise prices.

         (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year covered by the registrant document referred to in (a) above.

         (c) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed on January 24, 1992 (File No. 019807) under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities

         The class of securities to be offered is registered under Section 12 of the Exchange Act.

Item 5.  Interests of Named Experts and Counsel

         Inapplicable.

Item 6.  Indemnification of Directors and Officers

         Delaware law authorizes corporations to eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach or alleged breach of the directors' "duty of care." While the relevant statute does not change directors' duty of care, it enables corporations to limit available relief to equitable remedies such as injunction or rescission. The statute has no effect on directors' duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, illegal payment of dividends and approval of any transaction from which a director derives an improper personal benefit.

         The Company has adopted provisions in its Certificate of Incorporation which eliminate the personal liability of its directors to the Company and its stockholders for monetary damages for breach or alleged breach of their duty of care. The Bylaws of the Company provide for indemnification of its directors, officers, employees and agents to the full extent permitted by the General Corporation Law of the State of Delaware, the Company's state of incorporation, including those circumstances in which indemnification would otherwise be discretionary under Delaware Law. Section 145 of the General Corporation Law of the State of Delaware provides for indemnification in terms sufficiently broad to indemnify such individuals, under certain circumstances, for liabilities (including reimbursement of expenses incurred) arising under the Securities Act.

Item 7.  Exemption From Registration Claimed

         Inapplicable.

Item 8.  Exhibits

         See Exhibit Index.

Item 9.  Undertakings

         (a)     Rule 415 Offering

                 The undersigned registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                            (i)   To include any prospectus required by Section
10(a)(3) of the Securities Act of 1933;

                            (ii)  To reflect in the prospectus any facts or
events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                            (iii)  To include any material information
with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(l)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                 (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) Filing incorporating subsequent Exchange Act documents by reference

                 The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) Request for acceleration of effective date or filing of registration statement on Form S-8

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on February 28, 1997.


                                  Synopsys, Inc.


                                  By:  /s/ Aart J. de Geus
                                       -------------------------
                                           Aart J. de Geus, President and Chief
                                           Executive Officer

                               POWER OF ATTORNEY

         The officers and directors of Synopsys, Inc. whose signatures appear below, hereby constitute and appoint Aart J. de Geus their true and lawful attorney and agent, with full power of substitution, with power to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that said attorney and agent, or his substitutes, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on February 28, 1997.


Signature                                              Title

/s/ Aart J. de Geus
-----------------------------
Aart J. de Geus                            President, Chief Executive Officer,
                                           Acting Chief Financial Officer and Director (Principal
                                           Executive, Financial and Accounting Officer)
/s/ Harvey C. Jones, Jr.
-----------------------------
Harvey C. Jones, Jr.                       Director and Chairman of the Board of
                                           Directors

/s/ William W. Lattin
-----------------------------
William W. Lattin                          Executive Vice President and Director


/s/ Deborah A. Coleman
-----------------------------
Deborah A. Coleman                         Director


/s/ A. Richard Newton
-----------------------------
A. Richard Newton                          Director


/s/ Steven C. Walske
-----------------------------
Steven C. Walske                           Director





                                 EXHIBIT INDEX

                4.1               Third Amended and Restated Certificate of Incorporation of
                                  the Company is incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on February 5, 1997
                                  (File No. 333-21129) ("Form S-4")

                4.2               Certificate of Amendment of Restated Certificate of
                                  Incorporation of the Company is incorporated by reference
                                  to Exhibit 3.2 to the Company's Registration Statement on
                                  Form S-4

                4.3               Restated Bylaws of the Company are incorporated by
                                  reference to Exhibit 3.3 to the Company's Registration
                                  Statement on Form S-4

                4.4               Agreement and Plan of Merger, dated as of January 16, 1997, by and among the Company, EPIC Merger Co., Inc., a Delaware corporation and a wholly-owned subsidiary of the Company,
                                  and EPIC Design Technology, Inc., a California corporation, is incorporated by reference to Exhibit 2.1 to the
                                  Company's Registration Statement on Form S-4

                5                 Opinion re legality

                23.1              Consent of Counsel (included in Exhibit 5)

                23.2              Consent of KPMG Peat Marwick LLP

                24                Power of Attorney (included in signature pages to this
                                  registration statement)
